UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                     ----------------------------------


                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): August 4, 2003


                           PENNICHUCK CORPORATION
                           ----------------------
           (Exact name of registrant as specified in its charter)


        NEW HAMPSHIRE               0-18552               02-0177370
        -------------               -------               ----------
(State or other jurisdiction      (Commission           (IRS Employer
      of incorporation)           File Number)      Identification Number)


               Four Water Street, Nashua, New Hampshire 03060
               ----------------------------------------------
        (Address of principal executive offices, including Zip Code)


                               (603) 882-5191
                               --------------
            (Registrant's telephone number, including area code)


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Item 5 - Other Events and Regulation FD Disclosure.
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      Pennichuck Corporation ("Company") announced that its Board of
Directors has appointed Donald L. Correll as President, Chief Executive Officer and a Director of the Company. Dr. John R. Kreick, who had been serving as interim Chief Executive Officer of the Company and its subsidiaries since April 2, 2003, will continue to serve as a Director and Chairman of the Board of the Company.

      A copy of the Company's press release dated August 5, 2003 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7 - Financial Statements and Exhibits.
-------------------------------------------

      (c)   The following exhibit is submitted herewith:

      Exhibit 99.1 Press Release - "Pennichuck Corporation Names Don Correll as President and CEO" dated August 5, 2003



                                  SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Pennichuck Corporation
                                    ----------------------
                                          Registrant


Dated:  August 5, 2003              /s/ Charles J. Staab
                                    --------------------
                                    Charles J. Staab, Vice President,
                                    Treasurer and Chief Financial Officer


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                              LIST OF EXHIBITS
                              ----------------


Exhibit No.      Description
-----------      -----------

99.1 Press Release - "Pennichuck Corporation Names Don Correll as President and CEO" dated August 5, 2003

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